UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

American Vanguard Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13795	95-2588080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 Laguna Canyon Road Suite 100
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 260-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By resolution adopted by the board of directors of American Vanguard Corporation (the “Company” or “Registrant”) held on June 4, 2026, the following named executive officers of the Company received the following success bonus arising from their effort in having restructured the Company’s borrowed debt in its totality: Douglas Kaye - $150K; David Johnson - $125K; Timothy Donnelly - $125K; and Shirin Khosravi - $50K.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2026 Annual Meeting of Stockholders of the Company held on June 3, 2026, four matters were voted upon by stockholders, namely: (i) the election of seven directors until their successors are elected and qualified, (ii) the ratification of Deloitte Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, (iii) an advisory vote on the frequency of voting on the overall executive compensation policies and procedures of the Company; and (iv) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2026 proxy statement.

With respect to the first proposal in the proxy, the following seven nominees received more votes “for” than “against” and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Withheld	Broker Non-votes
Marisol Angelini	15,137,474	686,167	236,355	5,335,877
Mark Bassett	14,968,710	705,792	385,494	5,335,877
Patrick Gottschalk	15,064,049	609,138	386,809	5,335,877
Douglas Kaye	15,544,705	282,017	233,274	5,335,877
Steven Macicek	14,939,056	730,081	390,859	5,335,877
Rubin McDougal	15,170,429	353,448	536,119	5,335,877
Keith Rosenbloom	14,777,586	895,685	386,825	5,335,877

With respect to Proposals Two (appointment of Deloitte), Three (frequency of advisory vote on executive compensation) and Four (advisory approval of executive compensation), all measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Withheld	Broker Non-votes
2 - Ratify Deloitte	20,904,030	24,225	467,618	0
4 - Executive Comp	15,159,605	561,820	338,571	5,335,877

Proposal	1 Year	2 Year	3 Year	Abstain
3 - Frequency of Comp	14,755,233	10,260	1,040,509	253,994

Item 8.01 Other Events

On June 8, 2026, American Vanguard Corporation issued a press release announcing the results of the voting at its 2026 Annual Meeting of Stockholders. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 8, 2026, of Registrant regarding the results of its 2026 Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 8, 2026	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Legal Officer, General Counsel & Secretary